UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 7, 2011


                       ENVISION SOLAR INTERNATIONAL, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                        333-147104              26-1342810
------------------------------    ------------------------   -------------------
      (State or other             (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 799-4583



         -------------------------------------------------------------
          (Former name or former address if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: OTHER EVENTS.
------------------------

         On June 6, 2011, Envision Solar International, Inc., a Nevada Corporation, issued a press release announcing that it has received over $1 million in orders of its standard multi-axis EnvisionTrak(TM) patented Solar Tree(R) systems and services. A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

          This Report may contain forward looking statements regarding future events or our expected future results that are subject to inherent risks and uncertainties. All statements in this Report other than statements of historical facts are forward looking statements. Forward looking statements are generally accompanied by terms or phrases such as "estimate," "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may," or other words and similar expressions that convey the uncertainty of future events or results. Statements contemplating or making assumptions regarding actual or potential sales, market size and demand, prospective business contracts, customer orders, trends or operating results also constitute forward looking statements. Our actual results may differ substantially from those indicated in forward looking statements because our business is subject to significant economic, competitive, regulatory, business and industry risks which are difficult to predict and many of which are beyond our control. Our operating results, financial condition and business performance may be adversely affected by a general decline in the economy, unavailability of capital or financing for our prospective customers to purchase products and services from us, competition, changes in regulations, a decline in the demand for solar energy, a lack of profitability, a decline in our stock price, and other risks. We may not have adequate capital, financing or cash flow to sustain our business or implement our business plans. Current results and trends are not necessarily indicative of future results that we may achieve.


ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.
---------------------------------------------

          (d) Exhibits

                    99.1      Press release dated June 6, 2011



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 ENVISION SOLAR INTERNATIONAL, INC.

June 8, 2011                     By: /s/ Robert Noble
                                 -------------------------------------
                                 Robert Noble, Chief Executive Officer



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